UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2000
                                                         ----------------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                      1-12188             52-0936594
 ----------------------------         -------------       -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)               File Number)       Identification No.)


 9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND                20878
 ----------------------------------------------------              ----------
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

          CHANGE OF DATE FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
          ------------------------------------------------------

     On October 17, 2000, the Board of Directors approved a change in the 2001 Annual Meeting of Stockholders of Sodexho Marriott Services, Inc. to 10:00 a.m., eastern standard time, January 10, 2001.






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SODEXHO MARRIOTT SERVICES, INC.


Date:    October 19, 2000                        By:   /s/ ROBERT A. STERN
     -----------------------------                 ----------------------------
                                                    Robert A. Stern
                                                    Senior Vice President and
                                                      General Counsel


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